                              Aircastle Advisor LLC
                       300 First Stamford Place, 5th Floor
                                Stamford CT 06902

March 8, 2006

Jonathan M. Lang
17 Pequot Drive
Norwalk, Connecticut 06855

Dear Jonathan:

     Reference is made to that certain letter agreement, dated April 29, 2005
(the "Letter Agreement"), between you and Aircastle Advisor LLC.

1.   Initial Grant.

     On and as of the date hereof you have executed a Restricted Share Agreement in respect of certain shares of Aircastle Investment Limited. Accordingly, the following provisions are deleted from the Letter Agreement:

     (a)  the final two paragraphs under "Compensation"; and

     (b)  paragraph (i)(a) of "Employment Relationship; Termination; Termination
          Payments and Vesting".

2.   Miscellaneous.

     Except as expressly set forth herein, the Letter Agreement remains in full force and effect, unchanged.

AIRCASTLE ADVISOR LLC

By: /s/ David Walton
    ---------------------------------

Accepted and agreed to, this 16th day of March, 2006:

/s/ Jonathan M. Lang
-------------------------------------
Jonathan M. Lang